UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

 OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:	This amended report on Form 8-K/A is being filed to include Exhibits 4.1 through 4.7 previously omitted from the Current Report on Form 8-K filed on May 2, 2016.

Item 1.01.	Entry into a Material Definitive Agreement

On April 26, 2016, Optical Cable Corporation (the “Company”), as borrower, and Bank of North Carolina, as Lender entered into a Credit Agreement (the “Credit Agreement”), a Revolving Credit Note (“Revolver”), as well as certain other ancillary documents to provide the Company with a $7,000,000 revolving line of credit (the “Revolving Loan”). Also on April 26, 2016, the Company, as borrower, and Bank of North Carolina, as Lender, entered into Term Loan A Note in the amount of $1,816,609.03 and Term Loan B Note in the amount of $5,271,410.83 (together, Term Loan A Note and Term Loan B Note are the “Notes”). The Revolving Loan replaced the entire indebtedness the Company had with SunTrust Bank, N.A. The Notes replaced and restated the entire indebtedness the Company had with Bank of North Carolina, as successor to Valley Bank.

The Credit Agreement and Revolver

Under the Credit Agreement and Revolver, the Lender agreed to provide the Company with one or more revolving loans in a collective maximum principal amount of $7,000,000 until February 28, 2017, at which time the Revolving Loan will step down to a maximum principal amount of $6,500,000. On February 28, 2018, the maximum principal amount will again step down to $6,000,000 and remain until the Revolving Loan terminates.

The Revolving Loan is for general corporate purposes including raising working capital and supporting general business operations.

The Company is not obligated to borrow any amount under the Revolving Loan Limit. Within the Revolving Loan Limit, the Company may borrow, repay, and reborrow, at any time or from time to time while the Revolving Loan is in effect.

The Revolving Loan accrues interest at the Adjusted London InterBank Offered Rate plus 3.65%. The Revolving Loan is payable in monthly payment of interest only with principal and any outstanding interest due and payable at maturity. Maturity for the Revolving Loan is February 28, 2018, unless the Revolving Loan is extended.

The Revolving Loan is secured by a perfected first lien security interest on all assets, including but not limited to, Accounts, As-extracted collateral, Chattel Paper, Commodity Accounts, Commodity Contracts, Deposit Accounts, Documents, Equipment, Fixtures, Furniture, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Promissory Notes, Software and general tangible and intangible assets owned now or later acquired. The Revolving Loan is also cross-collateralized with the Company’s real property located at 5290 Concourse Drive, Roanoke, Virginia and 33 Superior Way, Swannanoa, North Carolina and 112 Buckeye Cove Road, Swannanoa, North Carolina.

During the term of the Revolving Loan, the Company is required to maintain the following financial covenants:

Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 for the Company’s fiscal year ending October 31, 2016, stepping up to 1.50 to 1.00 thereafter until maturity of the Revolving Loan. The Fixed Charge Coverage Ratio is defined as Adjusted EBITDA less cash dividends (excluding cash dividends paid in November 2015) paid, all divided by the sum of Annual Debt Service and income taxes paid. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization excluding non-cash share-based compensation and including any new money equity investments and/or indebtedness fully subordinated to Lender. Annual Debt Service means the sum of all regularly scheduled payments of principal (excluding the required annual $500,000 step downs (when applicable) on the Revolving Loan) plus interest paid.

Debt to Worth. The Company is required to maintain a ratio of Total Liabilities to Tangible Net Worth of no greater than 0.95:1, determined quarterly beginning with the Company’s quarter ending April 30, 2016. Total Liabilities means all liabilities of the Company as set forth in the Company’s financial statements determined in accordance with GAAP. Tangible Net Worth means Total Assets minus Total Liabilities minus any Intangible Assets as set forth in the Company’s financial statements determined in accordance with GAAP.

Current Ratio. The Company is required to maintain a Current Ration of not less than 3.00 to 1.0, monitored quarterly beginning with the Company’s quarter ending April 30, 2016. Current Ratio means Current Assets divided by Current Liabilities, as such terms are classified and determined in accordance with GAAP.

The Company also agreed to maintain its primary depository accounts with Lender.

As a result of this transaction, the Company paid off the amount of the loans outstanding from SunTrust and borrowed $6,013,797.33.

The Notes

On April 26, 2016, the Company, as borrower and Bank of North Carolina, as Lender, entered into Term Loan A Note in the amount of $1,816,609.03 and Term Loan B Note in the amount of $5,271,410.83. The Notes accrue interest at the rate of 4.25% per annum, computed on the bases of the actual number of days elapsed over a 360-day year. Monthly payments on Term Loan A Note are $12,533.02 payable monthly commencing May 1, 2016 and continuing thereinafter with a final payment of principal and interest of $1,674,217.22 (and any other outstanding principal, interest, fees and costs) due on April 30, 2018. Monthly payments on Term Loan B Note are $36,426.17 payable monthly commencing May 1, 2016 and continuing thereinafter with a final payment of principal and interest of $4,858,220.37 (and any other outstanding principal, interest, fees and costs) due on April 30, 2018.

Modification of Credit Line Deed of Trust (Virginia)

The Modification of Credit Line Deed of Trust (the “Virginia Modification”) amends and restates certain terms of the Virginia Deed of Trust dated May 30, 2008 and corrected by a Corrected Deed of Trust dated June 4, 2008. The Virginia Modification grants to the Lender a security interest in the real property owned by the Company located at 5290 Concourse Drive, Roanoke, Virginia 2019 (the “Virginia Property”). Under the Virginia Modification, the Company grants to the trustee named in the Virginia Modification certain collateral, all as more specifically described in the Virginia Modification.

The Virginia Modification secures the Company’s obligations under the Credit Agreement, Revolver, Notes and other ancillary documents (as described in the Credit Agreement).

Modification of Deed of Trust, Security Agreement and Assignment of Leases and Rents (North Carolina)

The Modification of Deed of Trust, Security Agreement and Assignment of Leases and Rents (the “North Carolina Modification”) amends and restates certain terms of the North Carolina Deed of Trust dated May 30, 2008. The North Carolina Modification grants to the Lender a security interest in the real property owned by the Company located at 33 Superior Way, Swannanoa, North Carolina and 112 Buckeye Cove Road, Swannanoa, North Carolina (the “North Carolina Properties”). Under the North Carolina Modification, the Company grants to the trustee named in the North Carolina Modification certain collateral, all as more specifically described in the North Carolina Modification.

The North Carolina Modification secures the Company’s obligations under the Credit Agreement, Revolver, Notes and other ancillary documents (as described in the Credit Agreement).

Transaction Fees

As a result of the transaction and excluding certain legal and accounting fees payable as a result of the transaction, the Company paid $70,000 to the Lender as a fee for the Revolving Loan and incurred closing fees and costs equal to $26,451.00.

All capitalized terms used in this section but not otherwise defined herein or in the Third Amended Credit Agreement shall have the meanings provided for by the Uniform Commercial Code.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

Effective as of April 26, 2016, the following were terminated or restated:

1

Credit Agreement dated May 30, 2008 by and between Optical Cable Corporation and Superior Modular Products Incorporated as borrowers and Valley Bank as lender in the amount of $17,000,000 consisting of a Revolver in the amount of $6,000,000; Term Loan A in the amount of $2,240,000; Term Loan B in the amount of $6,500,000; and a Capital Acquisitions Term Loan in the amount of $2,260,000.

2	Term Loan A Note in the amount of $2,240,000 by Optical Cable Corporation and Superior Modular Products Incorporated dated May 30, 2008.

3	Term Loan B Note in the amount of $6,500,000 by Optical Cable Corporation and Superior Modular Products Incorporated dated May 30, 2008.

4	First Loan Modification Agreement dated February 16, 2010 by and between Optical Cable Corporation and Valley Bank.

5	Second Loan Modification Agreement dated April 30, 2010 by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and Valley Bank.

6	Addendum A to Commercial Note dated April 30, 2010 by and between Optical Cable Corporation and SunTrust Bank.

7	Third Loan Modification Agreement dated April 22, 2011 by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and Valley Bank.

8	Fourth Loan Modification Agreement dated July 25, 2011 by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and Valley Bank.

9	Fifth Loan Modification Agreement dated August 31, 2012 by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and Valley Bank.

10	Commercial Note dated August 30, 2013 by and between Optical Cable Corporation and SunTrust Bank in the principal amount of $9,000,000.

11	Agreement to Commercial Note dated August 30, 2013 by and between Optical Cable Corporation and SunTrust Bank.

12	Addendum A to Commercial Note dated August 30, 2013 by and between Optical Cable Corporation and SunTrust Bank.

13	Sixth Loan Modification Agreement dated August 30, 2013 by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and Valley Bank.

14	Binding Letter of Renewal dated August 11, 2014 by and between Optical Cable Corporation and SunTrust Bank.

15	Binding Letter of Renewal dated May 7, 2015 by and between Optical Cable Corporation and SunTrust Bank.

16	Amended and Restated Security Agreement dated May 7, 2015 by Optical Cable Corporation in favor of SunTrust Bank.

17

Seventh Loan Modification Agreement dated January 25, 2016, by and between Optical Cable Corporation, for itself and as successor by merger to Superior Modular Products Incorporated, and BNC Bancorp, successor in interest to Valley Bank.

18	Modification to Commercial Note and Agreement to Commercial Note dated January 25, 2016 by and between Optical Cable Corporation and with SunTrust Bank.

19	Second Amended and Restated Security Agreement dated January 25, 2016 by Optical Cable Corporation, in favor of SunTrust Bank, its present and future affiliates and their successors and assigns.

No fees were due or owing as a result of the termination of the aforementioned agreements.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
4.1	Credit Agreement dated April 26, 2016 by and between Optical Cable Corporation as borrower and Bank of North Carolina as lender in the amount of $7,000,000. FILED HEREWITH.

4.2	Revolving Credit Note in the amount of $7,000,000 by Optical Cable Corporation dated April 26, 2016. FILED HEREWITH

4.3	Term Loan A Note in the amount of $1,816,609.03 by Optical Cable Corporation dated April 26, 2016. FILED HEREWITH.

4.4	Term Loan B Note in the amount of $5,271,410.83 by Optical Cable Corporation dated April 26, 2016. FILED HEREWITH.

4.5

Modification of Credit Line Deed of Trust dated April 26, 2016 by and between Optical Cable Corporation (successor by merger to Superior Modular Products Incorporated) as Grantor, Andrew B. Agee (in substitution of LeClairRyan) as Trustee and Bank of North Carolina (successor by merger with Valley Bank) as Beneficiary, modifying that certain Credit Line Deed of Trust dated May 30, 2008. FILED HEREWITH.

4.6

Modification of Deed of Trust, Security Agreement, And Assignment of Leases and Rents dated April 26, 2016 by and between Optical Cable Corporation (successor by merger to Superior Modular Products Incorporated) as Grantor, Andrew B. Agee (in substitution of LeClairRyan) as Trustee and Bank of North Carolina (successor by merger with Valley Bank) as Beneficiary, modifying that certain Deed of Trust, Security Agreement And Assignment of Leases and Rents dated May 30, 2008. FILED HEREWITH.

4.7	Security Agreement dated April 26, 2016 between Optical Cable Corporation and Bank of North Carolina. FILED HEREWITH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: May 3, 2016